UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2010

Banks.com, Inc.

(Exact name of Registrant as Specified in Charter)

Florida	001-33074	59-3234205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Kearny Street, Suite 550

San Francisco, CA 94108

(Address of Principal Executive Offices) (Zip Code)

(415) 962-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 16, 2010, Banks.com, Inc. (the “Company”) engaged Burr Pilger Mayer, Inc. (“BPM”) as its new independent registered public accountants, commencing with the audit for the fiscal year ended December 31, 2010, and thereby concluded its relationship and dismissed Hacker Johnson & Smith, P.A. (“Hacker Johnson”). The decision to change independent accountants was approved by the Audit Committee of the Company’s Board of Directors.

The reports of Hacker Johnson for the past two years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle. The report of Hacker Johnson on the Company’s financial statements for the past year ended December 31, 2008 did however contain explanatory paragraphs describing an uncertainty about the Company’s ability to continue as a going concern.

In connection with its audits of the Company’s financial statements for prior fiscal years and all interim periods preceding the dismissal, there have been no disagreements with Hacker Johnson on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hacker Johnson, would have caused them to make reference thereto in their report on the financial statements for such year. During the fiscal years ended December 31, 2009 and December 31, 2008, and all subsequent interim periods and to April 16, 2010 the date of dismissal, there have been no reportable events (as defined in Regulation S-K item 304(a) (1) (v)).

The Company delivered a copy of this Form 8-K report to Hacker Johnson on April 20, 2010, and requested that Hacker Johnson furnish it with a letter addressed to the Securities and Exchange Commission (“the SEC”) stating whether or not Hacker Johnson agrees with the above statements. Attached hereto as Exhibit 16.1 is a copy of the letter of Hacker Johnson to the SEC dated April 22, 2010.

Prior to engaging BPM, the Company had not consulted with BPM on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K item 304 (a) (2)).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

Exhibit Number	Description
16.1	Letter of Hacker Johnson & Smith, P.A. dated April 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2010	BANKS.COM, INC.

	By:	/S/ DANIEL M. O’DONNELL
	Name:	Daniel M. O’Donnell
	Title:	President and Chief Executive Officer
(Principal Executive Officer)